                            [AIM LOGO APPEARS HERE]


                                AIM ADVISOR CASH
                                 MANAGEMENT FUND


ANNUAL REPORT                                                  DECEMBER 31, 1997

                                                           The Chairman's Letter



                   Dear Shareholder:

                   We are pleased to send you this report on AIM Advisor Cash
  [PHOTO OF        Management Fund for the 1997 fiscal year.
 Charles T.            The fixed-income markets were influenced by several
   Bauer,          events in the past year. The Federal Reserve Board (the Fed)
Chairman of        raised the federal funds rate target in March, and market
the Board of       participants spent the rest of the year speculating when the
  THE FUND         next move would occur. Continued low inflation in the face of
APPEARS HERE]      sturdy economic growth also held market watchers' attention.
                   Finally, the Asian financial crisis increased market volatility in the second half of 1997.
                       In March, the Fed raised the federal funds rate target
                   from 5.25% to 5.50%. For much of the second and third quarters of the year, market participants anticipated additional rate hikes. Interest rate volatility increased as the markets were buffeted by wide swings in the reported economic numbers. Despite overall growth in the economy, the
Consumer Price Index (CPI) and other inflation measures remained at acceptable levels. The Fed was able to adhere to its steady policy and not raise rates a second time during 1997.
    In the fourth quarter of the year, the U.S. market began to focus on the Asian crisis. Initially, this led to lower yields in the Treasury market as the ensuing flight to quality pushed prices higher. However, rumored foreign selling in the Treasury and government markets, coupled with year-end technical pressures, caused rates to rise in December.
    Because the Asian turmoil is expected to have a slowing effect on the U.S. economy, many market participants are anticipating stable to lower interest rates as 1998 unfolds.

YOUR INVESTMENT PORTFOLIO
In light of the continued volatility and uncertainty in the markets, the Fund maintained a relatively short weighted average maturity (WAM). At fiscal year-end, the WAM stood at 18.53 days. This strategy produced a competitive seven-day yield of 4.92% for both Class A and Class C shares.
    AIM Advisor Cash Management Fund seeks to provide as high a level of current income as possible consistent with preservation of capital and liquidity by investing in high-quality, short-term money market instruments including obligations issued or guaranteed by the U.S. government or any of its agencies or instruments, and U.S. dollar-denominated certificates of deposit, commercial paper, and repurchase agreements. An investment in the Fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

OUTLOOK FOR THE FUTURE
As of the close of the fiscal year, the U.S. economy was growing strongly without generating inflationary pressures: for 1997 as a whole, the rise in the core CPI, which excludes the volatile energy and food sectors, was a mere 2.2%--the smallest increase since 1965. Sound fiscal policy was shrinking the federal deficit, short-term interest rates had been stable for nine months, and opinion was almost unanimous that the Federal Reserve would not raise rates early in 1998.
    Indeed, some considered a monetary easing as the next Fed policy move. The yield curve was extremely flat as the fiscal year closed, with the 30-year Treasury bond yielding only 60 basis points more than the three-month Treasury bill. (A basis point is one one-hundredth of a percentage point.)
    The short maturities of the securities held by AIM Advisor Cash Management Fund enable it to respond swiftly to changes in the financial environment and to provide an attractive shelter from potential market volatility.
    As always, we are ready to respond to any questions or comments you may have concerning this report on your Fund. Please contact our Client Services department at 800-959-4246. Automated information about your AIM account is available 24 hours a day on the AIM Investor Line, 800-246-5463. Or visit our Web site, at www.aimfunds.com.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

SCHEDULE OF INVESTMENTS

December 31, 1997

                                  MATURITY  PAR(000)    VALUE
COMMERCIAL PAPER-42.29%(a)
ASSET-BACKED SECURITIES-14.46%
Ciesco, L.P.
  5.67%                           02/09/98  $   250   $  248,464
----------------------------------------------------------------
Fleet Funding Corp.
  5.83%                           01/30/98      280      278,685
----------------------------------------------------------------
Preferred Receivable Funding
  Corp.
  5.75%                           03/11/98      250      247,245
----------------------------------------------------------------
                                                         774,394
----------------------------------------------------------------
FINANCE (MISCELLANEOUS)-4.66%
USAA Capital Corp.
  6.50%                           01/16/98      250      249,323
----------------------------------------------------------------
FINANCE (MULTIPLE INDUSTRY)-4.66%
General Electric Capital Corp.
  5.57%                           01/08/98      250      249,729
----------------------------------------------------------------
FINANCE (PERSONAL CREDIT)-4.64%
Associates Corp. of North
  America
  5.68%                           02/11/98      250      248,383
----------------------------------------------------------------
INSURANCE (LIFE)-4.61%
MetLife Funding, Inc.
  5.71%                           03/20/98      250      246,907
----------------------------------------------------------------
MACHINERY-4.65%
Dover Corp.
  6.50%                           01/16/98      250      249,323
----------------------------------------------------------------

                                  MATURITY  PAR(000)    VALUE
METAL MINING-4.61%
U.S. Borax, Inc.
  5.70%                           03/19/98  $   250   $  246,952
----------------------------------------------------------------
    Total Commercial Paper                             2,265,011
----------------------------------------------------------------
MASTER NOTE AGREEMENTS-18.67%
Goldman Sachs & Co.(b)
  5.69%                           04/20/98      250      250,000
----------------------------------------------------------------
Merrill Lynch Mortgage Capital,
  Inc.(c)
  7.05%                           08/17/98      250      250,000
----------------------------------------------------------------
Morgan (J.P.) Securities,
  Inc.(d)
  6.82%                           04/06/98      250      250,000
----------------------------------------------------------------
Morgan Stanley, Dean Witter, Discover &
  Co.(e)
  6.85%                           05/26/98      250      250,000
----------------------------------------------------------------
    Total Master Note Agreements                       1,000,000
----------------------------------------------------------------
    Total Investments (excluding
      Repurchase Agreements)                           3,265,011
----------------------------------------------------------------
REPURCHASE AGREEMENTS(f)-39.15%
Goldman Sachs & Co.(g)
  6.53%                           01/02/98      797      796,755
----------------------------------------------------------------
Smith Barney, Inc.(h)
  6.75%                           01/02/98    1,300    1,300,000
----------------------------------------------------------------
    Total Repurchase Agreements                        2,096,755
----------------------------------------------------------------
TOTAL INVESTMENTS-100.11%                              5,361,766(i)
----------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(0.11)%                     (5,819)
----------------------------------------------------------------
NET ASSETS-100.00%                                    $5,355,947
================================================================

Notes to Schedule of Investments:

(a) Some commercial paper is traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(b) Master Note Purchase Agreement may be terminated by either party upon seven business days' notice, at which time all amounts outstanding under the notes purchased under the Master Note Agreement will become payable. Rate shown is the rate in effect on 12/31/97.
(c) Master Note Purchase Agreement may be terminated by either party by giving no less than sixty days' notice, at which time all amounts outstanding under the notes purchased under the Master Note Agreement will become payable. Rate shown is the rate in effect on 12/31/97.
(d) Master Note Purchase Agreement may be terminated by either party upon thirty business days' notice, at which time all amounts outstanding under the notes purchased under the Master Note Agreement will become payable. Rate shown is the rate in effect on 12/31/97.
(e) Master Note Purchase Agreement may be terminated by either party upon three business days' notice, at which time all amounts outstanding under the notes purchased under the Master Note Agreement will become payable. Rate shown is the rate in effect on 12/31/97.
(f) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain nonregistered investment companies managed by the investment advisor or its affiliates.
(g) Joint repurchase agreement entered into 12/31/97 with a maturing value of $900,326,500. Collateralized by $856,643,000 U.S. Government obligations, 0% to 14% due 01/08/98 to 05/15/21 with an aggregate market value at 12/31/97 of $918,902,583.
(h) Joint repurchase agreement entered into 12/31/97 with a maturing value of $400,150,000. Collateralized by $395,097,000 U.S. Government obligations, 0% to 13.875% due 01/07/98 to 12/15/43 with an aggregate market value at 12/31/97 of $408,000,323.
(i) Also represents cost for federal income tax purposes.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1997

ASSETS:
Investments, excluding repurchase
  agreements, at value (amortized cost)      $  3,265,011
---------------------------------------------------------
Repurchase agreements                           2,096,755
---------------------------------------------------------
Receivables for:
  Interest and dividends                            6,097
---------------------------------------------------------
Investment for deferred compensation plan           1,918
---------------------------------------------------------
    Total assets                                5,369,781
---------------------------------------------------------
LIABILITIES:
Payables for:
  Dividends                                         6,580
---------------------------------------------------------
  Deferred compensation plan                        1,918
---------------------------------------------------------
Accrued advisory fees                               2,308
---------------------------------------------------------
Accrued operating services fees                     2,077
---------------------------------------------------------
Accrued directors' fees & expenses                    951
---------------------------------------------------------
    Total liabilities                              13,834
---------------------------------------------------------
Net assets applicable to shares outstanding  $  5,355,947
=========================================================
NET ASSETS:
Class A                                      $    136,718
=========================================================
Class C                                      $  5,219,229
=========================================================
SHARES OUTSTANDING:
Capital stock $.001 par value per share
Class A:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                     136,739
=========================================================
Class C:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                   5,221,311
=========================================================
Class A:
  Net asset value, redemption and offering
    price per share                          $       1.00
=========================================================
Class C:
  Net asset value, redemption and offering
    price per share                          $       1.00
=========================================================


STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME:
Interest                                     $   457,406
--------------------------------------------------------
EXPENSES:
Advisory fees                                     41,373
--------------------------------------------------------
Operating services fees                           37,235
--------------------------------------------------------
Directors' fees & expenses                         4,220
--------------------------------------------------------
    Total expenses                                82,828
--------------------------------------------------------
Net investment income                            374,578
--------------------------------------------------------
Net realized gain (loss) from:
  Investment securities                             (145)
--------------------------------------------------------
Net increase in net assets resulting from
  operations                                 $   374,433
========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                  1997           1996
                                                              ------------   ------------
OPERATIONS:
  Net investment income                                       $    374,578   $    836,628
-----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities                 (145)           (22)
-----------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations           374,433        836,606
-----------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                           (5,663)            --
-----------------------------------------------------------------------------------------
  Class C                                                         (369,819)      (836,527)
-----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                          136,730             --
-----------------------------------------------------------------------------------------
  Class C                                                      (10,726,039)    (4,492,544)
-----------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                      (10,590,358)    (4,492,465)
-----------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                           15,946,305     20,438,770
-----------------------------------------------------------------------------------------
  End of period                                               $  5,355,947   $ 15,946,305
=========================================================================================
NET ASSETS CONSIST OF:
  Capital (par value and additional paid-in)                  $  5,358,008   $ 15,947,317
-----------------------------------------------------------------------------------------
  Undistributed net investment income                                 (803)           101
-----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                      (1,258)        (1,113)
-----------------------------------------------------------------------------------------
                                                              $  5,355,947   $ 15,946,305
=========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1997

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Advisor Cash Management Fund (the "Fund", formerly INVESCO Advisor Cash Management Portfolio) is a series portfolio of AIM Advisor Funds, Inc. (the "Company" formerly, INVESCO Advisor Funds, Inc.). The Company is a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven diversified portfolios. The Fund currently offers two different classes of shares: Class A shares and Class C shares. Class A and Class C shares are sold without an initial sales charge and are not subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed upon redemptions of Class C shares when such shares were purchased in an exchange. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. The Fund's investment objective is to achieve as high a level of current income, without regard to federal income tax consideration as is consistent with the preservation of capital and the maintenance of liquidity. Information presented in these financial statements pertains only to the Fund.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations-The Fund's securities are valued on the basis of amortized cost which approximates market value. This method values a security at its cost on the date of purchase and thereafter, assumes a constant amortization to maturity of any discount or premiums.
B. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and discounts on investments, is recorded as earned from settlement date and is recorded on the accrual basis. Dividends to shareholders are declared daily and are paid monthly.
C. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $1,151 (which may be carried forward to offset future taxable capital gains, if any) which expires, if not previously utilized, through the year 2004.
D. Expenses-Expenses which are attributable to more than one class are allocated between the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.50% of the Fund's average daily net assets. Prior to August 4, 1997, the Company had an investment advisory agreement with INVESCO Services, Inc. ("ISI") to serve as the Fund's investment advisor. Under the terms of the prior investment advisory agreement, the Fund paid ISI an advisory fee equal to an annual rate of 0.50% of the average daily net assets of the Fund. Under the terms of a prior sub-advisory agreement between ISI and INVESCO Capital Management Inc. ("ICM"), ISI paid ICM a sub-advisory fee equal to an annual rate of 0.10% of the Fund's average daily net assets.
  The Company, pursuant to an operating services agreement with AIM, has agreed to pay AIM an annual rate of 0.45% of daily net assets of the Fund for providing or arranging to provide accounting, legal (except litigation), dividend disbursing, transfer agency, registrar, custodial, shareholder reporting, sub-accounting and recordkeeping services and functions. This agreement provides that AIM pays all fees and expenses associated with these and other functions, including, but not limited to, registration fees, shareholder meeting fees, and proxy statement and shareholder report expenses. During the period August 4, 1997 to December 31, 1997, AIM was paid $11,793 for such services. Prior to August 4, 1997, the Company had an operating services agreement with ISI whereby the Fund paid ISI an annual rate of 0.45% of daily net assets of the Fund. During the period January 1, 1997 through August 3, 1997, the Fund paid ISI $25,442.
  During the period August 4, 1997 to December 31, 1997, AIM Distributors received commissions of $778 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM and AIM Distributors. During the period January 1, 1997 through August 3, 1997, ISI received commissions of $3,541 in contingent deferred sales charges imposed on redemptions of Fund shares.
  The combined effect of the advisory agreement and operating services agreement for the Fund is to place a cap or ceiling on the total expenses of the Fund, other than brokerage commissions, interest, taxes, litigation, directors' fees and expenses, and other extraordinary expenses. AIM has voluntarily agreed to adhere to the maximum expense ratio for the Fund. To the extent that the Fund exceeds the amounts, AIM will waive its fees to reimburse the Fund to assure that the Fund's expenses do not exceed 0.95% of the Fund's average daily net assets.
  During the period August 4, 1997 to December 31, 1997, the Fund paid legal fees of $573 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-CAPITAL STOCK
Changes in the Fund's capital stock outstanding for the years ended December 31, 1997 and 1996 were as follows:

                                                                         1997                         1996
                                                              --------------------------   --------------------------
                                                                SHARES         AMOUNT        SHARES         AMOUNT
                                                              -----------   ------------   -----------   ------------
Sold:
  Class A*                                                        196,674   $    196,674            --   $         --
---------------------------------------------------------------------------------------------------------------------
  Class C                                                      18,074,098     18,074,098    35,844,336     35,844,336
---------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A*                                                          5,517          5,517            --             --
---------------------------------------------------------------------------------------------------------------------
  Class C                                                         354,946        354,946       487,618        487,618
---------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A*                                                        (65,453)       (65,453)           --             --
---------------------------------------------------------------------------------------------------------------------
  Class C                                                     (29,154,378)   (29,154,378)  (40,824,498)   (40,824,498)
---------------------------------------------------------------------------------------------------------------------
                                                              (10,588,596)  $(10,588,596)   (4,492,544)  $ (4,492,544)
=====================================================================================================================

* Class A shares commenced operations on January 1, 1997.

NOTE 5-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during the year ended December 31, 1997 and a share of Class C capital stock outstanding during each of the years in the five-year period ended December 31, 1997.

CLASS A:

                                                               1997(a)
                                                              ----------
Net asset value, beginning of period                          $     1.00
------------------------------------------------------------  ----------
Income from investment operations:
  Net investment income                                             0.04
------------------------------------------------------------  ----------
Less distributions:
  Dividends from net investment income                             (0.04)
------------------------------------------------------------  ----------
Net asset value, end of period                                $     1.00
============================================================  ==========
Total return(b)                                                     4.60%
============================================================  ==========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $      137
============================================================  ==========
Ratio of expenses to average net assets(c)                          1.02%
============================================================  ==========
Ratio of net investment income to average net assets(c)             4.51%
============================================================  ==========

(a) The Fund changed investment advisors on August 4, 1997.
(b) Does not deduct sales charges.
(c) Ratios are based on average net assets of $126,742.

CLASS C:

                                                              1997(a)     1996      1995      1994      1993
                                                              -------    -------   -------   -------   -------
Net asset value, beginning of period                          $  1.00    $  1.00   $  1.00   $  1.00   $  1.00
------------------------------------------------------------  -------    -------   -------   -------   -------
Income from investment operations:
  Net investment income                                          0.05       0.04      0.05      0.03      0.02
------------------------------------------------------------  -------    -------   -------   -------   -------
Less distributions:
  Dividends from net investment income                          (0.05)     (0.04)    (0.05)    (0.03)    (0.02)
------------------------------------------------------------  -------    -------   -------   -------   -------
Net asset value, end of period                                $  1.00    $  1.00   $  1.00   $  1.00   $  1.00
============================================================  =======    =======   =======   =======   =======
Total return(b)                                                  4.69%      4.48%     5.04%     3.30%     2.20%
============================================================  =======    =======   =======   =======   =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 5,219    $15,946   $20,439   $15,212   $13,827
============================================================  =======    =======   =======   =======   =======
Ratio of expenses to average net assets                          1.00%      1.04%     1.00%     1.00%     0.95%(d)
============================================================  =======    =======   =======   =======   =======
Ratio of net investment income to average net assets             4.53%      4.36%     4.91%     3.23%     2.17%(d)
============================================================  =======    =======   =======   =======   =======

(a) The Fund changed investment advisors on August 4, 1997.
(b) Does not deduct sales charges, if applicable.
(c) Ratios are based on average net assets of $8,139,834.
(d) After fee waivers and/or expense reimbursements. The ratios of expenses and net investment income to average net assets prior to fee waivers and/or expense reimbursements were 1.03% and 2.09% for 1993.

NOTE 6-SUBSEQUENT EVENT

On February 17, 1998, the shareholders approved an Agreement and Plan of Reorganization providing for the transfer of the assets of the Fund to AIM Money Market Fund, a series of AIM Funds Group, a Delaware business trust having the same advisor (AIM) as the Fund. On March 2, 1998 shareholders of the Fund will receive Class A shares of AIM Money Market Fund in a tax-free transaction in exchange for their shares having an aggregate net asset value equal to the net asset value of their holdings in the Fund.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       The Board of Directors and Shareholders
                       of the AIM Advisor Funds, Inc.

                       In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Advisor Cash Management Fund, one of the portfolios of the AIM Advisor Funds, Inc., (hereafter referred to as the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

                       PRICE WATERHOUSE LLP

                       Denver, Colorado
                       February 5, 1998

                                                            Directors & Officers


BOARD OF DIRECTORS                          OFFICERS                                        OFFICE OF THE FUND

Charles T. Bauer                            Charles T. Bauer                                11 Greenway Plaza
Chairman                                    Chairman                                        Suite 100
A I M Management Group Inc.                                                                 Houston, TX 77046
                                            Robert H. Graham
Bruce L. Crockett                           President                                       INVESTMENT ADVISOR
Director
ACE Limited;                                John J. Arthur                                  A I M Advisors, Inc.
Formerly Director, President, and           Senior Vice President and Treasurer             11 Greenway Plaza
Chief Executive Officer                                                                     Suite 100
COMSAT Corporation                          Carol F. Relihan                                Houston, TX 77046
                                            Senior Vice President and Secretary
Owen Daly II                                                                                TRANSFER AGENT
Director                                    Gary T. Crum
Cortland Trust Inc.                         Senior Vice President                           A I M Fund Services, Inc.
                                                                                            P.O. Box 4739
Jack Fields                                 Dana R. Sutton                                  Houston, TX 77210-4739
Chief Executive Officer                     Vice President and Assistant Treasurer
Texana Global, Inc.;                                                                        CUSTODIAN
Formerly Member of                          Robert G. Alley
the U.S. House of Representatives           Vice President                                  State Street Bank and Trust Company
                                                                                            225 Franklin Street
Carl Frischling                             Stuart W. Coco                                  Boston, MA 02110
Partner                                     Vice President
Kramer, Levin, Naftalis & Frankel                                                           COUNSEL TO THE FUND
                                            Melville B. Cox
Robert H. Graham                            Vice President                                  Ballard Spahr
President and Chief Executive Officer                                                       Andrews & Ingersoll
A I M Management Group Inc.                 Karen Dunn Kelly                                1735 Market Street
                                            Vice President                                  Philadelphia, PA 19103
John F. Kroeger
Formerly Consultant                         Jonathan C. Schoolar                            COUNSEL TO THE DIRECTORS
Wendell & Stockel Associates, Inc.          Vice President
                                                                                            Kramer, Levin, Naftalis & Frankel
Lewis F. Pennock                            P. Michelle Grace                               919 Third Avenue
Attorney                                    Assistant Secretary                             New York, NY 10022

Ian W. Robinson                             Nancy L. Martin                                 DISTRIBUTOR
Consultant; Formerly Executive              Assistant Secretary
Vice President and                                                                          A I M Distributors, Inc.
Chief Financial Officer                     Ofelia M. Mayo                                  11 Greenway Plaza
Bell Atlantic Management                    Assistant Secretary                             Suite 100
Services, Inc.                                                                              Houston, TX 77046
                                            Lisa A. Moss
Louis S. Sklar                              Assistant Secretary                             AUDITORS
Executive Vice President
Hines Interests                             Kathleen J. Pflueger                            Price Waterhouse LLP
Limited Partnership                         Assistant Secretary                             950 Seventeenth Street
                                                                                            Suite 2500
                                            Samuel D. Sirko                                 Denver, CO 80202
                                            Assistant Secretary

                                            Stephen I. Winer
                                            Assistant Secretary

                                            Mary J. Benson
                                            Assistant Treasurer





         This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                                       THE AIM FAMILY OF FUNDS--Registered Trademark--

                                                                       AGGRESSIVE GROWTH
                                                                       AIM Aggressive Growth Fund*
                                                                       AIM Asian Growth Fund
                                                                       AIM Capital Development Fund
                                                                       AIM Constellation Fund
                                                                       AIM European Development Fund
                                                                       AIM Global Aggressive Growth Fund

                 [PHOTO OF                                             GROWTH OF CAPITAL
              11 GREENWAY PLAZA                                        AIM Advisor International Value Fund
               APPEARS HERE]                                           AIM Blue Chip Fund
                                                                       AIM Global Growth Fund
                                                                       AIM Growth Fund
                                                                       AIM International Equity Fund
                                                                       AIM Value Fund
                                                                       AIM Weingarten Fund

                                                                       GROWTH AND INCOME OR INCOME WITH CAPITAL GROWTH
                                                                       AIM Advisor Flex Fund
                                                                       AIM Advisor Large Cap Value Fund
                                                                       AIM Advisor MultiFlex Fund
                                                                       AIM Advisor Real Estate Fund
                                                                       AIM Balanced Fund
                                                                       AIM Charter Fund
                                                                       AIM Global Utilities Fund

                                                                       HIGH CURRENT INCOME OR CURRENT INCOME
                                                                       AIM High Yield Fund
                                                                       AIM Global Income Fund
                                                                       AIM Income Fund

                                                                       CURRENT TAX-FREE INCOME
                                                                       AIM High Income Municipal Fund
                                                                       AIM Municipal Bond Fund
                                                                       AIM Tax-Exempt Bond Fund of Connecticut
                                                                       AIM Tax-Free Intermediate Fund

                                                                       CURRENT INCOME AND HIGH DEGREE OF SAFETY
                                                                       AIM Advisor Cash Management Fund
                                                                       AIM Advisor Income Fund
A I M Management Group Inc. has provided leadership in the             AIM Intermediate Government Fund
mutual fund industry since 1976 and manages approximately              AIM Limited Maturity Treasury Fund
$83 billion in assets for more than 3.7 million shareholders,          AIM Money Market Fund
including individual investors, corporate clients, and financial       AIM Tax-Exempt Cash Fund
institutions as of December 31, 1997. The AIM Family of
Funds--Registered Trademark-- is distributed nationwide, and           *AIM Aggressive Growth Fund was closed to new investors on
AIM today ranks among the nation's top 15 mutual fund                  June 5, 1997.  For more complete information about any AIM
companies in assets under management, according to Lipper              Fund(s), including sales charges and expenses, ask your
Analytical Services, Inc.                                              financial consultant or securities dealer for a free
                                                                       prospectus(es). Please read the prospectus(es) carefully
                                                                       before you invest or send money.

                                                                           INVEST WITH DISCIPLINE-SM-








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